                                   Exhibit A

     i.) Trustee.
 ->  Albert Ratner Trust Agreement dated August 17, 1985, as amended and restated

     Brian J. Ratner Trust Agreement dated August 18, 1986, Revocation and
     Re-Creation of Trust and Restatement dated February 3

     James Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Austin G. Ratner

     James Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel  G. Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel E. Ratner

     Mark Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Daniel E. Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Stacy Ratner

     Mark Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Stacy Ratner

     Ronald Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Matthew Ratner

     Max Ratner 1988 Grandchildren's Trust Agreement dated December 21, 1988 FBO
     Matthew Ratner

     Ronald Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Matthew Ratner

     Ronald Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Sarah Ratner

     Max Ratner 1988 Grandchildren's Trust Agreement dated December 21,
     1988 FBO Sarah Ratner

     Ronald Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Sarah Ratner

     ii.) Trust Advisor.
     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Adam Ratner

     James Ratner Trust Agreement dated December 5, 1983 FBO Austin Ratner

     James Ratner Trust Agreement dated December 5, 1983 FBO Daniel G. Ratner

     James Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel G. Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel G. Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel E. Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel E. Ratner

     Mark Ratner Trust Agreement dated December 5, 1983 FBO Daniel E. Ratner

     Mark Ratner Trust Agreement dated December 5, 1983 FBO Stacy Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Stacy Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Stacy Ratner

     Ronald Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Matthew Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Matthew Ratner

     Ronald Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Sarah Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Sarah Ratner